                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under ss. 240.14a-12


                           HIENERGY TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

                  --------------------------------------------------------------

         2)       Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------

         5)       Total fee paid:

                  --------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:________________________________
     2) Form Schedule or Registration  Statement No.: _________
     3) Filing Party: _________________________________________
     4) Date Filed: ___________________________________________

                                     [LOGO]
                                    HIENERGY
                               TECHNOLOGIES, INC.


September 24, 2003

Dear Stockholder:

         You are cordially invited to attend the 2003 Annual Meeting of Stockholders of HiEnergy Technologies, Inc. to be held

                          On Friday, November 7, 2003,
                      At 11:00 a.m., Pacific Standard Time,
                               At the Hyatt Hotel
                              17900 Jamboree Blvd.,
                            Irvine, California 92614
                               Tel.: 949.975.1234

         As you will hear from my report at the meeting, since our 2002 Annual Meeting, our technology has progressed from the Research & Development stages to the point that we are now able to offer and negotiate the sale of marketable products, the world's first and only commercially available 'stoichiometric' detectors of explosives, biological agents and drugs.

         The accompanying Notice of the 2003 Annual Meeting of Stockholders and Proxy Statement describe the matters to be voted on at the Annual Meeting. The Board of Directors recommends that stockholders vote in favor of each of the matters presented therein.

         Your vote is important. Whether or not you plan to attend the Annual Meeting, PLEASE MARK, SIGN, DATE AND RETURN the Proxy Card in the enclosed,
          -------------------------------------
self-addressed and stamped envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in the Proxy Card. You may still attend the Annual Meeting and vote in person even if you have previously returned a proxy.

         I look forward very much to seeing you on Friday, November 7.


                                           Sincerely,


                                           /s/ Bogdan C. Maglich
                                           ---------------------------
                                           Dr. Bogdan C. Maglich
                                           Chairman of the Board

                  NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS
                         OF HIENERGY TECHNOLOGIES, INC.
                  TO BE HELD AT 11:00 A.M. ON NOVEMBER 7, 2003


To the Stockholders of HiEnergy Technologies, Inc.:

NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders of HiEnergy Technologies, Inc., a Delaware corporation, will be held at 11:00 a.m., Pacific Standard Time, on Friday, November 7, 2003 at the Hyatt Hotel located at 17900 Jamboree Blvd., Irvine, California 92614, and all adjournments and postponements thereof, for the following purposes:

         1. To elect five directors to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

         2.       To  approve,   ratify,   adopt  and   authorize  the  HiEnergy
                  Technologies, Inc. 2003 Stock Incentive Plan to incentivize employees and consultants of the company;


         3.       To transact  such other  business as may properly  come before
                  the  Annual  Meeting  and  any   adjournment  or  postponement
                  thereof.


The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors of HiEnergy Technologies has fixed September 24, 2003 as the record date for determining stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT EVEN IF YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION. STOCKHOLDERS ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE PREVIOUSLY VOTED BY PROXY.


                                      By Order of the Board of Directors,



                                      /s/ Ioana C. Nicodin,

                                      Ioana C. Nicodin,
                                      Corporate Secretary
                                      Irvine, California

                                      September 24, 2003

                           HIENERGY TECHNOLOGIES, INC.
                               1601B Alton Parkway
                                Irvine, CA 92606
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                     FOR THE
                       2003 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 7, 2003


                                     GENERAL

This Proxy Statement is furnished to the stockholders of HiEnergy Technologies, Inc., a Delaware corporation, in connection with the solicitation of proxies by the Board of Directors of HiEnergy Technologies. The proxies are to be voted at the 2003 Annual Meeting of Stockholders of HiEnergy Technologies (the "Annual Meeting") to be held at the Hyatt Hotel located at 17900 Jamboree Blvd., Irvine, California 92614 at 11:00 a.m., Pacific Standard Time, on Friday, November 7, 2003, and any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice. The Board is not aware of any other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all duly executed proxies received by HiEnergy Technologies will be voted with respect thereto in accordance with the best judgment of the persons designated as the proxies. This Proxy Statement and the accompanying Proxy Card are first being mailed to stockholders on or about September 24, 2003.

HiEnergy Technologies' principal offices are located at 1601B Alton Parkway, Irvine, CA 92606, and its telephone number is 949.757.0855.

The cost of the solicitations will be borne by HiEnergy Technologies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the Proxy Card and any additional information furnished to stockholders. No additional compensation will be paid to directors, officers or other regular employees for their services in connection with this proxy solicitation.

                          ANNUAL REPORT ON FORM 10-KSB

An Annual Report on Form 10-KSB (the "Annual Report"), containing financial statements for the fiscal year ended April 30, 2003, accompanies this Proxy Statement. Stockholders are referred to the Annual Report for financial and other information about the activities of HiEnergy Technologies. The Annual Report is not incorporated by reference into this Proxy Statement and is not deemed to be a part hereof.

HiEnergy Technologies will furnish to you any exhibit described in the list accompanying the Annual Report, upon the payment, in advance, of the specified reasonable fees related to HiEnergy Technologies' furnishing of such exhibit(s). Requests for copies of the Annual Report and/or exhibit(s) should be directed to Ms. Ioana C. Nicodin, Corporate Secretary of HiEnergy Technologies, at HiEnergy Technologies' principal address at 1601B Alton Parkway, Irvine, CA 92606, or by calling 949.757.0855. In the alternative, you may find the Annual Report and the exhibits to the Annual Report on the Securities and Exchange Commission's web-site at www.sec.gov.

                          RECORD DATE AND VOTING RIGHTS

Only holders of record of HiEnergy Technologies shares of common stock, par value $0.0001 per share (the "Common Stock"), at the close of business on September 24, 2003, (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, HiEnergy Technologies had 30,734,329 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on any matter coming before the Annual Meeting.

In voting for directors, because HiEnergy Technologies will be treated as a "pseudo-foreign corporation" under California law, stockholders entitled to vote will have cumulative voting rights (subject to the requirements set forth below), which means that the total number of votes that the stockholder may cast for the election of directors shall equal the number of directors to be elected
(5) multiplied by the number of shares held, and the stockholder may cast all of such votes for one candidate for director or may distribute the total votes among all or several candidates, as the stockholder sees fit. A stockholder may not cumulate votes for a candidate unless the candidate's name has been placed in nomination prior to voting and unless the stockholder gives notice at the annual meeting, prior to voting, of an intention to cumulate votes. If any stockholder present at the annual meeting gives such notice, all stockholders may cumulate their votes. Whether or not cumulative voting is invoked, votes against a candidate and votes withheld will have no legal effect in the election of directors.

The following table summarizes the voting requirements for the two proposals:


                  Proposal                                             Vote Required
----------------------------------------------------------------------------------------------------------
Proposal No. 1: Election of five directors.       Plurality  of the  votes  of  shares  of  Common  Stock
                                                  present  or  represented  and  entitled  to vote at the
                                                  Annual  Meeting,  i.e.,  the  five  candidates  in  the
                                                  election of directors  receiving the highest  number of
                                                  affirmative votes will be elected.
----------------------------------------------------------------------------------------------------------
Proposal  No.  2:  Approval,   ratification,      The votes  cast in favor of  approval  must  exceed the
adoption and  authorization  of the HiEnergy      votes cast opposing approval.
Technologies,   Inc.  2003  Stock  Incentive
Plan.
----------------------------------------------------------------------------------------------------------

                                     QUORUM

One-third of HiEnergy Technologies' issued and outstanding shares of Common Stock present in person or represented by proxy constitutes a quorum for the transaction of business at the Annual Meeting. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Annual Meeting. However, an abstention or broker non-vote will not have any effect on the outcome for the election of directors.

LIST OF STOCKHOLDERS ENTITLED TO VOTE

At least 10 days before the Annual Meeting, the Secretary of HiEnergy Technologies will make a complete list of the stockholders entitled to vote at the Annual Meeting arranged in alphabetical order, with the address of and number of shares held by each stockholder. The list will be kept on file at the principal offices of HiEnergy Technologies and will be subject to inspection by any stockholder of HiEnergy Technologies at any time during normal business hours. The list will also be present for inspection at the Annual Meeting.

                   ATTENDANCE AND VOTING AT THE ANNUAL MEETING

If you own shares of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted on a Proxy Card. If you own shares through a bank or brokerage firm account, you may attend the Annual Meeting, but in order to vote your shares at the meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your account representative to learn how to obtain a "legal proxy". HiEnergy Technologies encourages you to vote your shares in advance of the Annual Meeting date by one of the methods described above, even if you plan on attending the Annual Meeting. You may change or revoke your proxy at the Annual Meeting as described below even if you have already voted.

                                  PROXY VOTING

Shares for which Proxy Cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the election of each of the nominees to the Board of Directors named on the following page, and "FOR" the other proposals to be voted on at the Annual Meeting. It is not expected that any matters other than those referred to in this Notice and Proxy Statement will be brought before the Annual Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

The manner in which your shares may be voted by proxy depends on how your shares are held. If you own shares of record, meaning that your shares of Common Stock are represented by certificates or book entries in your name so that you appear as a stockholder on the records of HiEnergy Technologies' stock transfer agent, Signature Stock Transfer Inc., a Proxy Card for voting those shares will be included with this Proxy Statement. You may vote those shares by completing, signing and returning the Proxy Card in the enclosed envelope.

If you own shares through a bank or brokerage firm account, you may instead receive a voting instruction form with this Proxy Statement, which you may use to instruct how your shares should be voted. Just as with a proxy, you may vote those shares by completing, signing and returning the voting instruction form in the enclosed envelope. Many banks and brokerage firms have arranged for Internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form. If your bank or brokerage firm uses ADP Investor Communication Services, you may vote your shares via the Internet at www.proxyvote.com or by calling the toll-free number on your voting instruction form.

Brokers holding shares of record for their customers generally are not entitled to vote on certain matters unless their customers give them specific voting instructions. If the broker does not receive specific instructions, the broker will note this on the proxy form or otherwise advise HiEnergy Technologies that it lacks voting authority.

                              REVOCATION OF PROXIES

Any stockholder holding shares of record may revoke a previously granted proxy at any time before it is voted by delivering to the Secretary of HiEnergy Technologies a written notice of revocation or a duly executed Proxy Card bearing a later date or by attending the Annual Meeting and voting in person. Any stockholder holding shares through a bank or brokerage firm may revoke a previously granted proxy or change previously given voting instructions by contacting the bank or brokerage firm, or by obtaining a "legal proxy" from the bank or brokerage firm and voting at the Annual Meeting.

--------------------------------------------------------------------------------

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

The Board of Directors of HiEnergy Technologies has proposed that the following five nominees be elected at the Annual Meeting, each of whom shall hold office until the next annual meeting of stockholders, as provided below, and until his successor shall have been elected and qualified: Dr. Bogdan Maglich, Mr. Harb Al Zuhair, Mr. David Baker, Mr. Robert Drysdale and Ms. Whitney E. Stanbury. Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying Proxy Card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board of Directors anticipates that the five nominees will be available to serve as directors of HiEnergy Technologies, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors.

                          CHANGE IN CONTROL TRANSACTION

HiEnergy Technologies' corporate structure includes a parent public company and a subsidiary. HiEnergy Technologies is the parent public company and was originally incorporated under the laws of the State of Washington on March 20, 2000, under the name SLW Enterprises Inc. On April 30, 2002, SLW changed its name to HiEnergy Technologies, Inc. following its acquisition of an approximately 92% ownership interest in HiEnergy Microdevices, Inc. on April 25, 2002 in a reverse take-over transaction. As a result of this transaction, former stockholders of HiEnergy Microdevices came to own approximately 65% of the outstanding equity of the parent public company and the five directors of HiEnergy Microdevices became five of the six directors of the parent public company. HiEnergy Technologies, Inc., the parent corporation, reincorporated in Delaware and became therefore a Delaware corporation on October 22, 2002.

HiEnergy Microdevices, our subsidiary, is a Delaware corporation formed in 1995. It is the entity where the remote detection technology had been developed. Dr. Bogdan Maglich, HiEnergy Technologies' Chairman of the Board and Chief Scientist, founded HiEnergy Microdevices to commercialize the technology he invented to remotely and non-intrusively decipher the chemical composition of a substance.

                       NOMINEES FOR THE BOARD OF DIRECTORS

The following persons currently serve and have been nominated to continue to serve as directors of HiEnergy Technologies. As provided in the Certificate of Incorporation of HiEnergy Technologies, the directors are to serve until the next annual meeting of stockholders. Absent his or her death, resignation or removal, a director shall continue to serve despite the expiration of the director's term until his or her successor shall have been elected and qualified or until there is a decrease in the number of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

         o BOGDAN C. MAGLICH has served as Chairman of the Board and Chief Scientific Officer of HiEnergy Technologies since April 2002, and has served as President, Chief Executive Officer and Treasurer of HiEnergy Technologies since March 2003.

         o HARB S. AL ZUHAIR has served as a Director of HiEnergy Technologies since April 2002.

         o        DAVID  R.  BAKER  has  served  as  a  Director   of   HiEnergy
                  Technologies since February 2003.

         o ROBERT H. DRYSDALE has served as a Director of HiEnergy Technologies since March 2003.

         o WHITNEY E. STANBURY has served as a Director of HiEnergy Technologies since September 2003.

Biographical information regarding each of the nominees for the Board of Directors is set forth below under the section entitled DIRECTORS AND EXECUTIVE OFFICERS.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

To HiEnergy Technologies' knowledge, the following table sets forth information with respect to the beneficial ownership of its outstanding Common Stock as of the record date, September 24, 2003, by: (i) each person known by HiEnergy Technologies to beneficially own more than 5% of its Common Stock; (ii) each of its executive officers; (iii) each of its directors and director nominees; and
(iv) all of its executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Unless otherwise indicated, the address for those listed below is c/o HiEnergy Technologies, Inc., 1601B Alton Parkway, Irvine, CA 92606. Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of Common Stock outstanding used in calculating the percentage for each listed person includes the shares of Common Stock underlying options held by such persons that are exercisable within 60 days of September 24, 2003, but excludes shares of Common Stock underlying options held by any other person. The number of shares of HiEnergy Technologies' Common Stock outstanding as of September 24, 2003 was 30,734,329. Except as otherwise noted, the amounts reflected below are based upon information provided to HiEnergy Technologies and in filings with the Securities and Exchange Commission.


                                                                     Amount and Nature      Percent of
Name of Beneficial Owner (and Address of Each 5% Beneficial Owner)     of Beneficial          Class
                                                                         Ownership
------------------------------------------------------------------- --------------------- ---------------
Dr. Bogdan C. Maglich, Chairman of the Board, President and CEO,       10,768,672 (1)           32%
Treasurer, and Chief Scientific Officer
------------------------------------------------------------------- --------------------- ---------------
David R. Baker, Director                                                518,967 (2)            1.7%
------------------------------------------------------------------- --------------------- ---------------
Robert H. Drysdale, Director                                             36,000 (3)             *
------------------------------------------------------------------- --------------------- ---------------
Harb S. Al Zuhair, Director                                             934,422 (4)            3.1%
------------------------------------------------------------------- --------------------- ---------------
Whitney E. Stanbury, Director                                              20,000               *
------------------------------------------------------------------- --------------------- ---------------
ALL EXECUTIVE OFFICERS & DIRECTORS AS A GROUP (5 Persons)              12,323,061 (5)         36.9%
------------------------------------------------------------------- --------------------- ---------------

* Indicates less than one percent of the Common Stock.

(1) Includes 1,857,608 shares owned directly by Dr. Maglich, 1,236,735 shares owned by Advanced Projects Group, Inc., a Delaware corporation, of which Dr. Maglich is a director, officer and greater than ten percent stockholder, 3,295,601 shares owned by Maglich Family Holdings, Inc., a Delaware corporation, of which Dr. Maglich is a director, officer and greater than ten percent stockholder, and 1,480,000 shares owned by Maglich Innovations Fund Inc., a Delaware corporation, of which Dr. Maglich is sole director, officer and direct or indirect stockholder. Dr. Maglich disclaims beneficial ownership of the stock held by Maglich Family Holdings, Inc. and Advanced Projects Group, Inc. beyond his pecuniary interest. Also includes 2,898,728 shares of common stock issuable upon the exercise of currently exercisable stock options.

(2) Includes 250,012 shares of common stock owned directly by Mr. Baker, 60,710 shares of common stock owned by BJW Investments, LLC, an Alabama limited liability company, of which Mr. Baker is a member, 152,245 of the shares owned by Advanced Projects Group, a Delaware corporation, attributable to Mr. Baker as a stockholder, and 50,000 shares of common stock issuable upon the exercise of currently exercisable stock options. Also includes 6,000 shares of common stock or stock options as director's compensation as approved by the Board. Mr. Baker disclaims beneficial ownership of the stock held by BJW Investments, LLC or Advanced Projects Group beyond his pecuniary interest.

(3) Includes 30,000 shares of common stock issuable upon the exercise of currently exercisable stock options. Also includes 6,000 shares of common stock or stock options as director's compensation as approved by the Board.

(4) Includes 17,882 shares of common stock issuable to Mr. Al Zuhair subject to payment of a promissory note in the amount of $3.50 per share, or a total of $2,800. Also includes 100,000 shares of common stock issuable upon the exercise of currently exercisable stock options, and 6,000 shares of common stock or stock options as director's compensation as approved by the Board.

(5) The number of shares beneficially owned takes into account the details set forth in the preceding footnotes.


                      EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of August 27, 2003 with respect to compensation plans under which HiEnergy Technologies is authorized to issue shares of its Common Stock, aggregated as follows:

         o        all  compensation   plans  previously   approved  by  security
                  holders; and

         o all compensation plans not previously approved by security holders.

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                (a)                          (b)                          (c)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Plan Category                   Number of securities to be   Weighted-average exercise    Number of securities
                                issued upon exercise of      price of outstanding         remaining available for
                                outstanding options,         options, warrants and        future issuance under
                                warrants and rights          rights                       equity compensation plans
                                                                                          (excluding securities
                                                                                          reflected in column (a))
------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plans
approved by security holders             2,482,011 (1)                  $0.134                     0 (1)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total equity compensation
plans not approved by
security holders                         2,813,853                      $1.34              1,205,000 (2), (3), (4), (5)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                    5,295,864                     $ 0.78              1,205,000 (6)
------------------------------- ---------------------------- ---------------------------- ----------------------------


(1) On April 24, 2002, our Board of Directors approved the issuance and grant of a non-qualified stock option to Dr. Maglich to purchase 2,482,011 shares of our common stock with an exercise price of $0.134 and a term that ends on November 30, 2008. The stock option was granted pursuant to the reverse takeover of HiEnergy Microdevices by SLW and Dr. Maglich's agreement to cancel a HiEnergy Microdevices' stock option to purchase 111,040 shares of HiEnergy Microdevices common stock with an exercise price of $3.00 and a term that would have ended on November 30, 2008. The number of shares and exercise price for the HiEnergy Technologies stock option was determined by using the same exchange rate as that used in the voluntary share exchange transaction, or 22.3524 shares of our common stock for each share of HiEnergy Microdevices. The stockholders of HiEnergy Technologies ratified and approved the grant of the stock option at the Annual Meeting of Stockholders which took place on October 10, 2002.

(2) The employment agreement between Dr. Maglich and HiEnergy Technologies contemplates the issuance of the following stock options to Dr. Maglich annually through the term of the employment agreement, or until December 31, 2006: options to purchase one percent per year of HiEnergy Technologies' common stock issued and outstanding at the end of each year with an exercise price equal to the average trading price for the preceding thirty days and with terms of five years. In no case, without permission of Dr. Maglich, may the number of options granted him in a given year be less than ten percent of the total number of options granted by HiEnergy Technologies for services in that year. For 2002, that provision along with our total grants of options to purchase covering about 4,567,170 shares during the year, resulted in a grant to Dr. Maglich of an option to purchase 456,717 shares, which have an exercise price of $2.81 per share. That provision could result for instance in annual issuances of options to acquire at least about 307,343 shares, at today's capitalization, or more if the company grants more than 3,073,430 options in one year or the number of outstanding shares increases from its present level of about 30,734,300. Accordingly, the number of shares covered by options granted to Dr. Maglich in future years may increase year to year or over the course of six years.


(3) On May 5, 2003 our Board of Directors, Inc. approved the HiEnergy Technologies 2003 Stock Incentive Plan (the "Plan") to incentivize employees, officers, directors and service providers of the company. The Board decided to reserve 700,000 shares of our authorized and unissued common stock for future issuance under the Plan. On May 28, 2003 our Board of Directors approved an increase in the amount of the reserve of shares to be issued under the Plan to 2,000,000 shares of authorized and unissued Common Stock.


(4) On May 16, 2003 our Board of Directors approved the issuance and grant of incentive stock options and non-qualified stock options under the Plan to employees and consultants of the company to purchase 400,000 shares of our common stock with an exercise price of $0.75 and a term that ends on May 16, 2009. On June 26, 2003 our Board of Directors approved the issuance and grant of incentive stock options to employees of the company to purchase 90,000 shares of our common stock with an exercise price of $0.75 and a term that ends on June 26, 2009. On July 16, 2003 our Board of Directors approved the issuance and grant of non-qualified stock options to consultants of the company to purchase 200,000 shares of our common stock with an exercise price of $0.50 and a term that ends on July 16, 2009. On August 27, 2003 our Board of Directors approved the issuance and grant of incentive stock options to employees of the company to purchase 65,000 shares of our common stock, and nonqualified options to consultants of the company to purchase 40,000 shares of our common stock, with an exercise price of $1.02 and a term that ends August 27, 2009.


(5) In July 2002, we issued and granted a non-qualified stock option to Isaac Yeffet to purchase up to 1,000,000 shares of our common stock with an exercise price of $1.00 per share. The stock option was issued in connection with a consulting agreement between Yeffet Security Consultant, Inc., of which Mr. Yeffet is the sole principal, and HiEnergy Technologies. One half of the shares are exercisable immediately and the other half are exercisable beginning one year after our MiniSenzor product is operational and ready to be shown for approval to appropriate authorities. The stock option agreement was amended and restated in September 2002 to add a cashless exercise provision. In August 2002, we issued a stock option to Primoris Group Inc. to purchase 400,000 shares of common stock at $2.00 per share with a term of 5 years in connection with a consulting agreement. Primoris Group Inc. provided investor relations services to us. In September 2002, as an accommodation to adjust amounts owing to QED Law Group, P.L.L.C., we issued stock options to Shea Wilson and Derek Woolston to purchase an aggregate of 45,454 shares of common stock at $1.00 per share.


(6) The preceding footnotes all affect this total.

                        DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each director and executive officer of HiEnergy Technologies as of the date of this Proxy Statement.

        Name                      Age     Position                 Term
        ----                      ---     --------                 ----
        Dr. Bogdan C. Maglich      75     Chairman of the Board    April 2002 to present
        and Chief Scientific              Officer

                                          President, Chief         March 2003 to present
                                          Executive Officer and
                                          Treasurer

        David R. Baker             71     Director                 February 2003 to present
        Robert H. Drysdale         58     Director                 March 2003 to present
        Harb S. Al Zuhair          65     Director                 April 2002 to present
        Whitney E. Stanbury        31     Director                 September 2003 to present


There are no family relationships among any of the directors and executive officers of HiEnergy Technologies.


DR. BOGDAN C. MAGLICH. As HiEnergy Technologies' Chairman and Chief Scientific Officer, Dr. Maglich has primary responsibility for technology strategy, technology development and technical proposal development. Dr. Maglich is a respected scientist in his field. He received the White House Citation from President John F. Kennedy and was named an honorary citizen in Switzerland by the President of the Swiss Confederation for his discovery of the omega meson. In addition to his research discoveries and inventions in particle physics, instrumentation, and detection devices, Dr. Maglich has played a role in reducing weapons in areas such as Yugoslavia and Russia and working on safety measures for Soviet reactors in Europe. Currently, Dr. Maglich is involved in the development and testing of three detectors based on his stoichiometric technology.

Dr. Maglich has served as a professor of physics at the University of Pennsylvania and has also worked at Rutgers University and at the Joint Faculty, Princeton-Penn Accelerator Laboratory. Dr. Maglich also worked in various leadership capacities on a variety of projects, including the following: the CERN European Center for High Energy (nuclear) Physics in Geneva, Switzerland; the U.S. National Laboratories, the Air Force Weapons Laboratory (now known as the Air Force Phillips Laboratory); and the British-Swedish-American Consortium for the design of the King Abdulaziz Energy Research Center in Saudi Arabia. Dr. Maglich received a Ph.D. in high-energy physics and nuclear engineering from the Massachusetts Institute of Technology (MIT), a Master of Science from Britain's University of Liverpool, and a Bachelor of Science from the University of Belgrade.

DAVID R. BAKER. Mr. Baker has been an attorney for over 45 years and has been Of Counsel to the firm Haskell Slaughter Young & Rediker, LLC, of Birmingham, Alabama and New York City, since March 2003 and since October, 1993 a Retired Partner of Jones Day from its New York City office. Prior to joining Haskell Slaughter Young & Rediker, LLC, Mr. Baker was a partner in Baker, Johnston & Wilson LLP, Birmingham and New York City, from October 1998 to February 2003 and had been a sole practitioner in New York from February through September 1998. Mr. Baker is a graduate of Harvard Law School. He is a member of the Alabama and New York State Bar Associations, and the American and Alabama Law Institutes, serves on the Liaison Committee of the American Bar Association to the Financial Accounting Standards Board and is the International Bar Association's principal representative in New York to the United Nations. In addition, he serves as Chairman of the New York Legislative Service, and is a Life Trustee of Birmingham-Southern College.

ROBERT H. DRYSDALE. Mr. Drysdale is an experienced financial executive with over 30 years of experience in the financial markets. He has served as Senior Vice President and Branch Manager of Gilford Securities Incorporated, a full-service, national investment firm since January 2000. Previously, Mr. Drysdale served as President and Chief Executive Officer of PNC Securities Inc., Pittsburgh, PA, from 1989 to1996 as President of Tucker Anthony Inc., New York, from 1977 to 1989 and as First Vice President of Blyth, Eastman, Dillion, New York from 1972 to 1978. He is the former Chairman of the Municipal Securities Rulemaking Board. Mr. Drysdale holds a B.S. from the University of Southern California.

HARB S. AL ZUHAIR. Born on July 4, 1938, Mr. Al Zuhair received his primary education in Beirut and obtained a degree in civil engineering from the Portsmouth College of Technology, U.K. in 1961. In 1971, he established Electronics Equipment Marketing Co. as a division of SADCO, a company run by his family. Electronics Equipment Marketing Co. is one of the leading high-tech companies in Saudi Arabia. Mr. Al Zuhair currently serves as President and Chief Executive Officer of Tetrad Development Co. Ltd., a company established to manage his various investments and business interests in Saudi Arabia. Mr. Al Zuhair wholly owns or has investments in a variety of other businesses, among them: construction, industrial, banking, mining, aviation and trading companies. Mr. Al Zuhair is also serving as chairman, member of the board of directors and founding member of various companies in the Saudi Kingdom and abroad.

WHITNEY E. STANBURY. Ms. Stanbury worked in management for PricewaterhouseCoopers from 1994 through 2002 when the Management Consulting Services division was purchased by IBM. Since October 2002, Ms. Stanbury has been a Manager with IBM Business Consulting Services with a primary focus on project management, integration and system development. She has an extensive information technology background and for the past nine years has been providing Global Business Integration implementation assistance exclusively for Fortune 500 companies. Her areas of expertise are sales and distribution, materials management, purchasing, financials, human resources, business warehousing, configuration management, component repair, production planning as well as materials requirements planning. Ms. Stanbury has worked in systems implementation and management with Bristol-Meyers Squibb, United Technologies, Pillsbury, Nabisco, Hitachi America Limited and Best Foods, among others. She graduated with a Bachelor of Science in Business Administration from the University of California, Berkeley, and was a member of the New York University Examination Committee for Stern's `Management Consulting Challenge'.

The following person is a key administrative employee of ours:

IOANA C. NICODIN. As HiEnergy Technologies' Corporate Secretary, Ms. Nicodin is responsible for maintaining the company's corporate records as well as managing investor relations and public relations for the company. Ms. Nicodin graduated with a Bachelor of Arts from the University of California, Irvine. She worked in public relations for Brice & Associates, Marketing Communications, and thereafter in marketing for Salomon Smith Barney. Ms. Nicodin served as Assistant Corporate Secretary of HiEnergy Technologies from November of 2001 until March of 2003, when she was appointed HiEnergy's Corporate Secretary. Ms. Nicodin is fluent in both English and Romanian and is a proficient French speaker. Ms. Nicodin is 23 years old.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the year ended April 30, 2003, there were 12 meetings of the Board of Directors. During such year, all of the directors attended at least 75% of the total of the number of meetings of the Board and the number of meetings of committees of which such director was then a member.

The Board of Directors has established an Audit Committee as well as a Compensation Committee. The Audit Committee as well as the Compensation Committee are responsible to the full Board of Directors. The functions performed by the Audit Committee and Compensation Committee are summarized below:

Audit Committee.

The Audit Committee is governed by a written charter, a copy of which charter accompanies this Proxy Statement as Appendix A. The Audit Committee selects our independent auditors, reviews the results and scope of the audit and other services provided by our independent auditors, reviews our financial statements for each quarterly period and reviews and evaluates our internal control functions. The Audit Committee was established by the directors of HiEnergy Technologies on May 28, 2003. There has been one meeting of the Audit Committee, which was held on June 11, 2003. Robert Drysdale serves as the Audit Committe. Mr. Drysdale is an independent audit committe member according to the definition used by Nasdaq for audit committe independence, and is an audit committe qualified financial expert.

The Compensation Committee currently consists of Mr. Harb Al Zuhair and Mr. David Baker. The Compensation Committee reviews and evaluates our executive and Board compensation policies and makes recommendations about such compensation to the Board of Directors. The Compensation Committee is governed by a written charter, a copy of which charter accompanies this Proxy Statement as Appendix B. The Compensation Committee was established by the directors of HiEnergy Technologies on May 28, 2003. There has been one meeting of the Compensation Committee, which was held on June 19, 2003.

                             EXECUTIVE COMPENSATION

The following table sets forth the compensation that we have paid to each named executive officer for the three fiscal years ended April 30, 2003, 2002 and 2001. With the exception of Dr. Maglich, no executive officers received more than $100,000 in annual salary and bonus during the fiscal year ended April 30, 2003. No other compensation was granted for the periods covered.

                           SUMMARY COMPENSATION TABLE

                              Annual Compensation                 Long-Term  Compensation
                              -------------------                 ---------  ------------
                                                                 Awards             Pay-Outs
                                                                 ------             --------
                                              Other                    Securities             All
                                              Annual     Restricted    Under-                 Other
Name  and         Fiscal                      Compen-    Stock         lying        LTIP      Compen-
Principal         Year     Salary     Bonus   sation     Award(s)      Options/     Payouts   sation
Position          Ended     ($)       ($)     ($)        ($)           SARs  (#)    ($)       ($)
--------------------------------------------------------------------------------------------------------
BOGDAN          2003       $157,713   $50,000  $47,401(2)  -0- (3)     456,717       -0-       -0-
MAGLICH         2002       $ 80,734   $50,000  $24,952     $196,148    2,482,011     -0-       -0-
Chairman,       2001       $ 20,140   -0-      $26,666     $ 25,000    -0-           -0-       -0-
Chief
Executive
Officer,
President,
Treasurer
and Chief
Scientific
Officer (1)
--------------------------------------------------------------------------------------------------------
THOMAS          2003        $79,350   -0-      -0-         -0-         939,073       -0-       -0-
PASCOE          2002        -0-       -0-      -0-         -0-         -0-           -0-       -0-
Former          2001        -0-       -0-      -0-         -0-         -0-           -0-       -0-
CEO and
President
--------------------------------------------------------------------------------------------------------
BARRY           2003        -0-       -0-      $25,000     -0-         -0-           -0-       -0-
ALTER           2002        -0-       -0-      -0-         -0-         -0-           -0-       -0-
Former          2001        -0-       -0-      -0-         -0-         -0-           -0-       -0-
CEO and
President

         (1) Dr. Maglich served as Chairman and Chief Scientific Officer of HiEnergy Microdevices during the three fiscal years covered. He was appointed Chairman and Chief Scientific Officer of HiEnergy Technologies on April 25, 2002. Dr. Maglich was appointed Chief Executive Officer, President and Treasurer of HiEnergy Technologies effective as of March 2003.

         (2) The Other Annual Compensation amounts paid to Dr. Maglich consisted of the following personal expense reimbursements:

                                Fiscal Year       Fiscal Year       Fiscal Year
                                  Ended             Ended              Ended
Expense Category:                 2003               2002               2001
--------------------------------------------------------------------------------
Auto Lease                       $17,500            $ 6,705            $15,745
Auto Insurance                   $ 1,144            $ 1,438            $ 2,017
Auto Expenses (other)                -0-            $   500            $   471
Home Rent                            -0-            $13,750            $ 6,500
Medical Insurance                $28,757            $ 2,559            $ 1,933
TOTAL                            $47,401            $24,952            $26,666

(3) Dr. Maglich also received compensation in the form of shares of restricted common stock of HiEnergy Microdevices as follows: 196,149 shares with an estimated value of $196,149 during the fiscal year ended April 30, 2002; 35,000 shares with an estimated value of $25,000 during the fiscal year ended April 30, 2001; and 51,500 shares with an estimated value of $41,300 during the fiscal year ended April 30, 2000. These shares were subsequently converted by Dr. Maglich into shares of HiEnergy Technologies' common stock through participation in the voluntary share exchange transaction with HiEnergy Technologies. In connection with the renegotiation of Dr. Maglich's employment agreement with HiEnergy Microdevices, he received a signing bonus in the form of a $100,000 promissory note subject to HiEnergy Technologies meeting specific financing goals. Dr. Maglich received $50,000 of the signing bonus upon receipt by HiEnergy Technologies of $1,000,000 raised through equity financing during April 2002. Since we have raised over $1,000,000 through private placement offerings that closed in October 2002, we paid him the remaining $50,000 in February 2003.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


The following table sets forth information with respect to stock options granted to each named executive officer during our most recent fiscal year-ended April 30, 2003. We have never granted any stock appreciation rights.


                     Number  of          Percent  of Total
                     Securities          Options/SARs
                     Underlying          Granted  to           Exercise or Base
                     Options/SARs        Employees  in         Price
Name                 Granted             Fiscal  Year          ($/Share)               Expiration  Date
----------------------------------------------------------------------------------------------------------
BOGDAN                456,717(1)              31%                $2.81                 February 11, 2008
MAGLICH
Chairman, Chief
Executive Officer,
President,
Treasurer and Chief
Scientific Officer
----------------------------------------------------------------------------------------------------------
THOMAS
PASCOE
Former CEO
and President         939,073(2)              63%                $1.00                  June 6, 2003



(1)  Option  was  granted  on  February  11,  2003  and  was   fully-vested  and
     exercisable on the date of grant.

(2)  All of these options have expired unexercised.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES


The following table sets forth information with respect to fiscal year-ended April 30, 2003 option values. No stock options were exercised by the named executive officers during the fiscal year-ended April 30, 2003.

                                                                        Number  of              Value of unexercised
                                                                        Unexercised             in-the-money
                                                                        options/SARs            at  options/SARs  at
                        Shares                                          FY-end  (#)             FY-end  ($)
                        acquired on             Value Realized          Exercisable /           Exercisable/
Name                    on  exercise (#)        ($)                     Unexercisable           Unexercisable (1)
--------------------------------------------------------------------------------------------------------------------------
BOGDAN MAGLICH          --                      --                      2,898,728/0             $481,188/0
Chairman, Chief
Executive Officer,
President,
Treasurer and Chief
Scientific Officer
--------------------------------------------------------------------------------------------------------------------------
THOMAS PASCOE          -0-                      -0-                     939,073/0               $        0
Former CEO
and President
--------------------------------------------------------------------------------------------------------------------------
BARRY ALTER            -0-                      -0-                     0/0                     $        0
Former CEO
and President

(1) The value of Dr. Maglich's options has been calculated based on the difference between the closing price of our stock on the OTC Bulletin Board(R) on April 30, 2003 ($0.30 per share) and the exercise prices of his stock options at $0.134 per share. No effect is given to the shares exercisable at $2.81 per share.

                            Compensation of Directors

The Board recently approved a plan to grant each director 2,000 shares of common stock or stock options for each meeting attended, and the directors were each granted stock options in varying amounts for their services. All directors are reimbursed for any reasonable expenses incurred in the course of fulfilling their duties as a director.


HiEnergy Microdevices compensated its directors with shares of its common stock for their service as directors prior to the reverse takeover by HiEnergy Technologies. During the fiscal year ended April 30, 2002, the following HiEnergy Microdevices directors received shares of HiEnergy Microdevices common stock for their service as directors: Mr. Richard Alden received 3,500 shares with an estimated value of $3,500; Mr. Gregory Gilbert received 1,000 shares with an estimated value of $1,000; and Mr. Edward Finch received 1,000 shares with an estimated value of $1,000. These shares were subsequently converted by each of the directors into shares of our common stock through participation in the voluntary share exchange transaction with the company.

                              Employment Contracts

In March 2002, HiEnergy Microdevices entered into an employment agreement with Dr. Maglich, its Chairman and Chief Scientist. On July 16, 2002, the employment agreement was assigned by HiEnergy Microdevices to HiEnergy Technologies pursuant to an Assignment and Assumption Agreement approved by the Boards of Directors of HiEnergy Technologies and HiEnergy Microdevices at meetings held on July 16, 2002 and executed by HiEnergy Microdevices, HiEnergy Technologies and Dr. Maglich. The material terms of the employment agreement are summarized in the footnotes to our Consolidated Financial Statements, Note 8, which is incorporated herein by reference.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and executive officers of HiEnergy Technologies and persons who own more than ten percent of its Common Stock to file with the Securities Exchange Commission and HiEnergy Technologies reports on Forms 4 and Forms 5 reflecting transactions affecting beneficial ownership. Based solely upon HiEnergy
Technologies' review of the copies of such forms received by it, HiEnergy Technologies believes that, during fiscal year ended April 30, 2003, all persons complied with such filing requirements, except that Dr. Bogdan Maglich filed some of his Forms 4 late. On August 29, 2003 Dr. Maglich filed Forms 4 reporting changes of beneficial ownership of securities occurring from July 24 to August 22, 2003, which covered 15 transactions. Generally, Forms 4 are required to be filed with the SEC within two business days after each transaction.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

It is our current policy that all transactions with officers, directors, 5% stockholders and their affiliates be entered into only if they are approved by a majority of the disinterested directors, are on terms no less favorable to HiEnergy Technologies than could be obtained from unaffiliated parties and are reasonably expected to benefit HiEnergy Technologies.


As of April 30, 2003, we had convertible notes payable to related parties outstanding of $10,400 to Edward Finch, a stockholder and former director, which was due in July 2003 and paid in August of 2003.


On January 15, 2003, we executed a settlement agreement with Keith Cowan, a former executive officer of HiEnergy Microdevices, that gave us a maximum cash exposure of $175,000. The settlement agreement provided that we would pay Mr. Cowan $50,000 in the beginning. In addition, Mr. Cowan received 80,000 shares of restricted HiEnergy Technologies common stock, with registration rights that provided Mr. Cowan with the option of tendering the 80,000 shares to HiEnergy Technologies for an additional payment of $125,000 in cash if the shares were not registered on or before April 1, 2003. As of April 1, 2003, the shares had not been registered and Mr. Cowan subsequently tendered the 80,000 shares to HiEnergy Technologies and received a payment of $125,000.


On September 30, 2002, we relocated our offices to 1601B Alton Parkway, Irvine, California 92606 and entered into a 3 year lease with Del Mar Avionics for approximately 6,600 square feet at a monthly lease rate of $8,000. Thereafter, in March 2003, Mr. Bruce Del Mar was appointed as a member of our Board of Directors. Mr. Del Mar is the controlling shareholder of Del Mar Avionics. We also lease an adjacent outdoor test site from Del Mar Avionics for $1,200 per month. Mr. Del Mar resigned from our Board of Directors on September 1, 2003.

On July 28, 2003, we signed an Exclusive International Distribution Agreement for our Beta-model CarBomb Finder(TM) with Electronic Equipment Marketing Company (EEMCO) based in Riyadh and London. EEMCO has rights to distribute the CarBomb Finder(TM) to the following entities and countries: Kingdom of Saudi Arabia Land Forces, Signal Corps, RSAF, Ministry of Interior and Navy; the Middle-East countries of Saudi Arabia, Kuwait, Qatar, Bahrain, Oman, UAE, Iraq, Yemen, Syria, Jordan, and Lebanon; and the North African countries of Sudan, Libya, Egypt, Morocco, Tunis, Algeria, and Mauritania. EEMCO is an affiliate of Harb Al Zuhair, one of our directors.

                   Loans from Executive Officers and Directors

During the fiscal years ended April 30, 2003 and 2002, HiEnergy Technologies incurred the following material notes payable to current and former officers and directors that involved amounts in excess of $60,000:

     o HiEnergy Microdevices had unsecured notes totaling $59,083 payable to Dr. Maglich for past due employment compensation with interest payable at 6% per annum, maturing in December 2002. During the fiscal year ended April 30, 2003, the notes were paid in full.

     o HiEnergy Technologies had an unsecured note totaling $100,000 payable to Dr. Maglich as a signing bonus pursuant to his employment agreement. The amount is non-interest-bearing, $50,000 payable upon receipt of $1,000,000 or more from any source, and $50,000 payable upon revenue in excess of $500,000 or $1,000,000 of additional funds from any source. During the fiscal year ended April 30, 2003, $100,000 was paid to Dr. Maglich by HiEnergy Technologies.

     o During March and April, 2002, Rheal Cote, a former director of HiEnergy Technologies, made several non-interest-bearing loans to HiEnergy Microdevices totaling $150,000. During the fiscal year ended April 30, 2003, the notes were paid in full. In consideration for paying the notes late, in May 2002, we issued to Mr. Cote a warrant to purchase 150,000 shares of our common stock at an exercise price of $1.00 with a three year term.

     o HiEnergy Microdevices had an unsecured note payable to a former officer for $150,000 payable upon demand as of April 30, 2002. The full amount was paid in January 2003.


We are or have been a party to various employment, consulting and compensation arrangements with related parties, as more particularly described above under the heading "Executive Compensation."

                         Certain Business Relationships

Except with respect to our distribution agreement with Electronic Equipment Marketing Company, no director or nominee for director is or has been during the fiscal year ended April 30, 2003, an executive officer or beneficial owner of more than 10% of any other entity that has engaged in a transaction with HiEnergy Technologies in excess of 5% of either the company's revenues or assets.

Indebtedness of Management

There are no persons who are directors, executive officers of HiEnergy Technologies, nominees for election as a director, immediate family members of the foregoing, corporations or organizations (in which the foregoing are executive officers or partners, or 10% of the shares of which are directly or beneficially owned by the foregoing), trusts or estates (in which the foregoing have a substantial beneficial interest or as to which the foregoing serve as a trustee or in a similar capacity) that are indebted to HiEnergy Technologies in an amount in excess of $60,000.

                             AUDIT COMMITTEE REPORT

The Audit Committee operates under a written charter adopted by the Audit Committee. A copy of the Audit Committee Charter accompanies this Proxy Statement as Appendix A.

The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of HiEnergy Technologies' financial reporting, internal controls and audit functions. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or certify the activities of management and the independent auditor. The Audit Committee provides advice, counsel and direction to management and the auditors on the basis of information it receives, discussions with management and the auditors and the experience of the Committee's members in business, financial and accounting matters.

The Audit Committee has met and reviewed HiEnergy Technologies' audited financial statements as of and for the year ended April 30, 2003, with HiEnergy Technologies' management, which has the primary responsibility for HiEnergy Technologies' financial statements. HiEnergy Technologies' independent auditors, Singer Lewak Greenbaum & Goldstein LLP, are responsible for performing an independent audit of HiEnergy Technologies' consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon.

The Audit Committee has discussed with Singer Lewak Greenbaum & Goldstein LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communicating with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee has received and reviewed the written disclosures and the letter from Singer Lewak Greenbaum & Goldstein LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with Singer Lewak Greenbaum & Goldstein LLP their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to HiEnergy Technologies' Board of Directors that the audited financial statements referred to above be included in HiEnergy Technologies' Annual Report on Form 10-KSB for the year ended April 30, 2003, for filing with the Securities and Exchange Commission.

   Respectfully submitted by the Audit Committee of the Board of Directors of
                             HiEnergy Technologies,

                                 ROBERT DRYSDALE

--------------------------------------------------------------------------------

              PROPOSAL NO. 2: APPROVE, RATIFY, ADOPT AND AUTHORIZE
            THE HIENERGY TECHNOLOGIES, INC. 2003 STOCK INCENTIVE PLAN

--------------------------------------------------------------------------------

The Board of Directors has adopted the HiEnergy Technologies, Inc. 2003 Stock Incentive Plan ("Plan"), and joins with HiEnergy Technologies' management in asking for your support of this proposal. Competition for key employees is very intense, and HiEnergy Technologies needs to have competitive compensation programs, including equity-based awards. The Plan is integral to HiEnergy Technologies' compensation strategies and programs, and with stockholder approval of the Plan, HiEnergy Technologies expects to continue its efforts to expand the use of stock options.

The Plan permits the grant of stock options and restricted stock, whether granted singly, in combination or in tandem. Stock options will be granted at an exercise price of not less than 100% of fair market value (as defined in the Plan) on the date of grant and it is expected that options will typically be granted for periods of 6 years or less. The Plan also permits the grant of awards of common stock, which may be subject to restrictions on transfer and/or forfeiture provisions.

If approved by stockholders, the Board has authorized for issuance under the Plan 2,000,000 shares of common stock, which is approximately 6.5% of HiEnergy Technologies' outstanding shares of common stock on September 19, 2003. The closing price of HiEnergy Technologies' common stock on the OTCBB that day was $1.58 per share.

For purposes of determining the number of shares of common stock issued under the Plan, no shares shall be deemed issued until they are actually delivered to a participant, or such other person in accordance with Section 5.7 of the Plan. Shares covered by awards that either wholly or in part are not earned, or that expire or are forfeited, terminated, canceled, settled in cash, or exchanged for other awards, shall be available for future issuance under the Plan. Further, shares tendered to or withheld by HiEnergy Technologies in connection with the exercise of stock options, or the payment of tax withholding on any award, shall also be available for future issuance under the Plan.

It is intended that the Plan will generally be administered by the Compensation Committee (or any successor committee) of the Board of Directors, which is constituted in compliance with the rules and regulations issued under the federal securities laws and the Internal Revenue Code. In administering the Plan, the Committee has the full power to select participants, to interpret the provisions of the plan, to grant waivers of award restrictions, to continue or accelerate the exercisability, vesting or payment of an award and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper. The Committee may delegate certain of its duties, power and authority to officers of HiEnergy Technologies, pursuant to such conditions and limitations as the Committee may establish. The Plan may be amended by the Board, except that it may not be amended to increase the maximum number of shares that may be issued under the Plan (except for adjustments pursuant to Section 4.2 of the Plan) or to permit the granting of stock options or restricted stock with exercise or grant prices lower than those specified in
Section 5.2 of the Plan, without stockholder approval.

Awards under the Plan may be made to directors, officers, employees and consultants of HiEnergy Technologies and to other individuals providing services to HiEnergy Technologies. Participants in the Plan will be recommended by management, and the Compensation Committee intends to review and act on all Plan grants and awards. HiEnergy Technologies currently has 15 directors, officers, employees and consultants eligible to receive awards under the Plan. As of September 19, 2003, options to purchase 615,000 shares were granted to employees under the Plan, no options were granted to current executive officers under the Plan, and options to purchase 198,000 shares were granted to directors under the Plan. For additional information on option grants to the named executive officers other than under the Plan, refer to the tables on page 12. The Plan has been designed to meet the requirements of section 162(m) of the Internal Revenue Code for stock options.

The foregoing summary of the terms and features of the Plan is qualified by reference to the Plan itself. The Plan is printed in its entirety as Appendix C and the federal income tax consequences of the issuance and exercise of options and restricted stock are summarized below.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE HIENERGY TECHNOLOGIES, INC. 2003 STOCK INCENTIVE PLAN.

                         Federal Income Tax Consequences

The following is a summary of the material federal income tax consequences of awards under the HiEnergy Technologies, Inc. 2003 Stock Incentive Plan. HiEnergy Technologies has been advised by counsel that, in general, under the Internal Revenue Code as presently in effect, a Participant will not recognize any income for federal income tax purposes at the time an option is granted or a restricted stock award is made, nor will HiEnergy Technologies be entitled to a tax deduction at that time. However, when any part of an option is exercised, when restrictions on restricted stock lapse, or when an unrestricted stock award is made, the federal income tax consequences may be summarized as follows:

1. In the case of an exercise of a stock option other than an ISO, the optionee will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares purchased on the exercise date over the option price.

2. In the case of an exercise of an option payable in restricted stock, or in the case of an award of restricted stock, the immediate federal income tax effect for the recipient will depend on the nature of the restrictions. Generally, the fair market value of the stock will not be taxable to the recipient as ordinary income until the year in which his or her interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. However, the recipient may elect to recognize income when the stock is received, rather than when his or her interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. If the recipient makes this election, the amount taxed to the recipient as ordinary income is determined as of the date of receipt of the restricted stock.

3. In the case of ISOs, there is generally no tax liability at time the option is exercised. However, the excess of the fair market value of the stock on the exercise date over the option price is included in the optionee's income for purposes of the alternative minimum tax. If no disposition of the ISO stock is made before the later of one year from the date of exercise and two years from the date of grant, the optionee will realize a capital gain or loss upon a sale of the stock, equal to the difference between the option price and the sale price. If the stock is not held for the required period, ordinary income tax treatment will generally apply to the excess of the fair market value of the stock on the date of exercise (or, if less, the amount of gain realized on the disposition of the stock) over the option price, and the balance of any gain or any loss will be treated as capital gain or loss. In order for ISOs to be treated as described above, the Participant must remain employed by HiEnergy Technologies (or a subsidiary in which HiEnergy Technologies holds at least 50 percent of the voting power) from the ISO grant date until three months before the ISO is exercised. The three-month period is extended to one year if the Participant's employment terminates on account of disability. If the Participant does not meet the employment requirement, the option will be treated for federal income tax purposes as an option as described in paragraph 5 below. A Participant who exercises an ISO might also be subject to an alternative minimum tax.

4. Upon the exercise of a stock option other than an ISO, the award of stock, or the recognition of income on restricted stock, HiEnergy Technologies will generally be allowed an income tax deduction equal to the ordinary income recognized by the Participant. HiEnergy Technologies will not receive an income tax deduction as a result of the exercise of an ISO, provided that the ISO stock is held for the required period as described above.

5. Pursuant to section 162(m) of the Internal Revenue Code, HiEnergy Technologies may not deduct compensation of more than $1,000,000 that is paid in a taxable year to an individual who, on the last day of the taxable year, is the HiEnergy Technologies' chief executive officer or among one of its four other highest compensated officers for that year. The deduction limit, however, does not apply to certain types of compensation, including qualified performance-based compensation. HiEnergy Technologies believes that compensation attributable to stock options and stock appreciation rights granted under the Plan will be treated as qualified performance-based compensation and therefore will not be subject to the deduction limit. The Plan also authorizes the grant of long-term performance incentive awards utilizing the performance criteria set forth in the Plan that may likewise be treated as qualified performance-based awards.

                            PROPOSALS OF STOCKHOLDERS

A stockholder proposal is a stockholder's recommendation or requirement that HiEnergy Technologies and/or its Board of Directors take certain action, which the stockholder intends to present at a meeting of HiEnergy Technologies' stockholders. The proposal should state as clearly as possible the course of action that the stockholder believes HiEnergy Technologies should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words.

Proposals received from stockholders are given careful consideration by HiEnergy Technologies in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 2004 Annual Meeting of Stockholders if they are received by HiEnergy Technologies on or before May 27, 2004. Any stockholder proposal should be directed to the attention of the Secretary of HiEnergy Technologies, at 1601B Alton Parkway, Irvine, California 92606.

In order for a stockholder proposal submitted outside of Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c), such proposal must be received by HiEnergy Technologies on or prior to August 10, 2004. HiEnergy Technologies will have discretionary authority with respect to stockholder proposals submitted for consideration at the 2004 Annual Meeting of Stockholders that are not "timely" within the meaning of Rule 14a-4(c). HiEnergy Technologies reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                             INDEPENDENT ACCOUNTANTS

Singer Lewak Greenbaum & Goldstein LLP served as HiEnergy Technologies' independent auditors for the fiscal year ended April 30, 2003, and has been appointed by the Board of Directors to continue as its independent auditors for the fiscal year ending April 30, 2004.

A representative from Singer Lewak Greenbaum & Goldstein LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she so desires and to be available to respond to appropriate questions.

From March 24, 2000, inception, through May 7, 2002, HiEnergy Technologies' principal accountant was Manning Elliott, Chartered Accountants, of Vancouver, British Columbia. Effective May 7, 2002, the Board of Directors of HiEnergy Technologies approved a change of accountants. On May 7, 2002, management of HiEnergy Technologies dismissed Manning Elliott and engaged Singer Lewak Greenbaum & Goldstein LLP of Los Angeles, California, as its independent public accountants to audit its financial statements.

HiEnergy Technologies believes, and has been advised by Manning Elliott that it concurs with such belief, that, for the period ended April 30, 2000 and the fiscal year ended April 30, 2001 and in the subsequent periods through the date of dismissal, HiEnergy Technologies and Manning Elliott did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Manning Elliott would have caused it to make reference in connection with its report on HiEnergy Technologies' financial statements to the subject matter of the disagreement. The report of Manning Elliott on HiEnergy Technologies financial statements for the period ended April 30, 2000 and the fiscal year ended April 30, 2001, did not contain an adverse opinion or a disclaimer of opinion, but did contain a qualification that the financial statements were prepared under the assumption that HiEnergy Technologies will continue as a going concern. Prior to engaging the new accountants, Singer Lewak Greenbaum & Goldstein LLP, on May 7, 2002, HiEnergy Technologies, or someone on its behalf, did not consult with the new accountants regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on HiEnergy Technologies' financial statements, and no written or oral advice was provided by the new accountants that was an important factor considered by HiEnergy Technologies in reaching a decision as to an accounting, auditing or financial reporting issue. HiEnergy Technologies has furnished the above disclosure, made in response to Item 304 of Regulation S-B, to both Singer Lewak Greenbaum & Goldstein LLP and Manning Elliott, Chartered Accountants for their review.

During the fiscal year ended April 30, 2003, Singer Lewak Greenbaum & Goldstein LLP billed HiEnergy Technologies the fees set forth below in connection with services rendered by it to HiEnergy Technologies.

Audit Fees

Singer Lewak Greenbaum & Goldstein LLP billed HiEnergy Technologies aggregate fees of $143,796 for professional services rendered for the audit of HiEnergy Technologies' annual financial statements for fiscal year 2003, and for the reviews of the financial statements included in its quarterly reports on Form 10-QSB for that fiscal year, along with any amendments on Form 10-QSB, and for the review of the financial statements included in its reports of Form SB-2. During the fiscal year ended April 30, 2002, we were not a public company until April 25, 2002 and all audit and tax preparation services were incurred in the year ended April 30, 2003.

Audit-Related Fees

During the fiscal year ended April 30, 2003, we incurred audit and review services of $122,234.


Tax Fees

During the fiscal year ended April 30, 2003, we incurred tax preparation service fees of $16,909.

All Other Fees

Singer Lewak Greenbaum & Goldstein LLP billed HiEnergy Technologies aggregate fees of $ 4,653 for other professional services rendered for fiscal year 2003.


Pre-Approval Policies and Procedures

The Audit Committee has sole authority to approve any audit and significant non-audit services to be performed by its independent accountants. Such approval is required prior to the related services being performed.


                             ADDITIONAL INFORMATION

Stockholders should direct communications regarding change of address, transfer of stock ownership or lost stock certificates to: American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038. American Stock Transfer & Trust Company may also be reached by telephone at 800.937.5449.

                                  OTHER MATTERS

HiEnergy Technologies knows of no other matters that are likely to be brought before the Annual Meeting. If, however, other matters not presently known or determined properly come before the Annual Meeting, the persons named as proxies in the enclosed Proxy Card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.


                                By Order of the Board of Directors


                                /s/ Bogdan C. Maglich
                                ----------------------------------------
                                Dr. Bogdan C. Maglich
                                Chairman of the Board
                                Irvine, California

                                September 24, 2003

                               INDEX TO APPENDICES

Appendix          Description
--------          -----------------------------------------------------

     A            Audit Committee Charter

     B            Compensation Committee Charter

     C            HiEnergy Technologies, Inc. 2003 Stock Incentive Plan

     D            Annual Report for Fiscal Year Ended April 30, 2003

                                   APPENDIX A


               AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                           HIENERGY TECHNOLOGIES, INC.


Composition and Membership

         The Audit Committee (the "Committee") shall be comprised of one or more directors as determined by the Board of Directors (the "Board") in accordance with the following criteria. Committee members shall be appointed and replaced by the Board after consulting with, or on recommendation of, the
Nominating/Corporate Governance Committee. If a Committee Chairman is not designated or present at a meeting, the members of the Committee may designate a Committee Chairman for such meeting by majority vote of the Committee membership present at the meeting. Committee members shall be "independent" within the meaning of the Rules of NASDAQ ("NASDAQ") and U.S. federal law and regulations.

         All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one member of the Committee shall have accounting or related financial management expertise which shall include an understanding of generally accepted accounting principles and financial statements, experience in preparing, auditing analyzing or evaluating financial statements, experience with internal auditing controls and an understanding of audit committee functions. A related Questionnaire is attached as Supplement 1 hereto.

         The Company shall provide the Committee with such funding as the Committee decides in good faith is adequate for the engagement and retention of the Company's independent auditors and any advisors employed by the Committee, as well as for the performance of the Committee's other functions as detailed in this Charter.

General Functions

         The Committee shall have and may exercise on behalf of the Board with respect to assisting in the oversight of the following, subject, however, to other limitations of authority listed below under Article VI or as specified by the Board from time to time:

          A.   the integrity of the Company's financial statements;

          B.   the Company's compliance with legal and regulatory requirements;

          C.   the independent auditor's qualifications and independence;

          D. the performance of the Company's internal audit function and of its independent auditors; and

          E. the preparation of the Committee Report for inclusion in the Company's Annual Proxy Statement.

         The Committee's primary duties and responsibilities are:

         A.       to  monitor  the   integrity   of  the   Company's   financial
                  statements, financial reporting process, internal auditing department and systems of internal controls regarding finance and accounting;

         B. to exercise sole authority to retain and terminate, and to monitor the qualifications, independence and performance of, the Company's independent auditors; and

         C. to provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board.

         The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it shall have direct access to the Company's independent auditors as well as to anyone else in the Company. The Committee has the authority to retain and to obtain the advice of, at the Company's expense, such legal, accounting or other consultants or experts as it deems necessary in the performance of its duties, which experts need not be the same as are regularly retained by the Company to perform such functions.

Procedures and Meetings

         The Committee shall meet at least five times annually, or more frequently as circumstances require. The Committee Chairman shall prepare and/or approve an agenda in advance of each meeting and, whenever reasonably practicable, circulate the agenda to each member prior to the meeting date. Every notice or facsimile or copy thereof that may be given by the Committee to its members or other Board members electronically, whether by telephone, email, telegram, fax, or otherwise, shall be deemed as effectively given as a written notice with an original signature.

         The Committee should meet privately and separately in executive session at least quarterly with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed including the Company's financial statements and significant findings based upon the auditors' limited review procedures.

         A majority of the then-acting members of the Committee shall constitute a quorum. A majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee. The Chairman shall preside, when present, at all meetings of the Committee. The Committee will keep a record of its meetings and report on them to the Board. The Committee may meet by telephone or video conference and may take action by unanimous written consent. On all procedural matters not specifically addressed in this Charter, the provisions of the Bylaws of the Company relating to actions by the Board shall apply to the Committee.

         The Committee is empowered to adopt its own rules of procedure which shall not be inconsistent with the Bylaws of the Company or resolutions of the Board. The Committee may set a schedule for regular monthly meetings and special meetings as the Chairman or Committee may deem necessary.

         The President, the Chairman of the Board and the Chairman of any other committee of the Board, if not otherwise attending as a member of the Committee, may attend open sessions of meetings of the Committee, as determined by the Committee Chairman, and non-members shall have no voting rights in such Committee meetings.

         A Committee Secretary may be appointed by the Board or, absent such appointment, by the Committee; and such Committee Secretary may attend meetings of the Committee in the discretion of the Committee Chairman and may perform such administrative tasks on behalf of the Committee as may be delegated to such Committee Secretary by the Committee Chairman, including the development of Committee meeting agendas, preparation of Committee minutes and distribution of such minutes to the Committee and the Board. The Committee Secretary need not be a member of the Committee, and appointment to such post shall not serve to make the individual a member of the Committee, or grant a right to vote in Committee actions to the individual, or make the individual an executive officer of the Company. The post of Committee Secretary shall be a subordinate officer under the Bylaws.

         The Committee may meet by telephone or video conference and may take action by unanimous written consent. On all procedural matters not specifically addressed in this Charter, the provisions of the Bylaws of the Company relating to actions by the Board shall apply to the Committee.

Communication with Management

         It shall be the  responsibility  of the Committee  Chairman to keep the
President  and/or  the  Board  informed   promptly  of  the   deliberations  and
conclusions of the Committee to the extent appropriate.

         The Committee will review any disclosures by the Company's officers during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

         The Committee shall obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its foreign subsidiaries and affiliated entities are in conformity with applicable legal requirements and the Company's Business Conduct, Compliance and Conflict of Interest Policy.

         The Committee shall review reports and disclosures of insider and affiliated party transactions.

         The Committee shall advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Business Conduct, Compliance and Conflict of Interest Policy.

Minutes and Reports

         Minutes of each Committee meeting shall be kept and, promptly after being finalized and executed by the Committee Chairman and Committee Secretary, distributed to each member of the Board and to the Corporate Secretary. This provision shall not require distribution of preliminary drafts or information given consideration by the Committee unless included in the final minutes. The Chairman of the Committee shall report at each meeting of the Board on any actions taken by the Committee subsequent to the most recent meeting of the Board and, if deemed necessary or advisable, to seek the approval and/or ratification of the full Board to such actions taken by the Committee.

Authority and Responsibilities

         Subject to limitations set forth in Article II above, the Committee shall:

                  Review Procedures
                  -----------------

                      Review and reassess the adequacy of this Charter at least annually. Submit the Charter with any recommended changes to the Board for approval and have the then-current document published in accordance with Securities and Exchange Commission ("SEC") regulations and the rules of NASDAQ.

                      Review the Company's annual audited financial statements prior to release. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments. Recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

                      Require an annual report by the independent auditors describing the independent auditors' internal quality control procedures, and any material issues raised with respect thereto by any internal review, peer review or external investigation thereof.

                      In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls and review and discuss the critical accounting practices and policies. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings and analyses prepared by the independent auditors and the internal auditing department together with management's responses.

                      Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item B.5 below). The Committee Chairman may represent the entire Audit Committee for purposes of this review.

                  Independent Auditors
                  --------------------

                      The Committee shall have sole authority to hire or terminate auditors. The independent auditors shall be directly accountable to the Committee and indirectly accountable to the Board through the Committee. The Committee shall review the independence and performance of the auditors and annually approve the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant. The Committee shall have the sole authority to terminate the engagement of the Company's independent auditors; provided, however, the Committee shall discontinue the Company's engagement of the independent auditors with respect to any independent audit if the Company's chief executive officer, chief financial officer, controller, chief accounting officer or person serving in an equivalent position was employed by the auditor and participated in any capacity in auditing of the Company during the one year period prior to initiating such independent audit.

                      The Committee shall have the sole authority to approve the fees and other significant compensation to be paid to the independent auditors, and to approve any significant non-audit engagement. Such approval shall be delivered prior to the related services being performed.

                      On an annual basis, the Committee shall review and discuss with the independent auditors all significant relationships they have or are proposed to have with the Company to determine whether those relationships could impair the auditors' independence.

                      Review the independent auditors' audit plan, including scope, staffing, locations, reliance upon management, internal audit and general audit approach and the content of all audit-related services.

                      The Committee shall discuss, both internally and with the Company's independent auditors, any earnings information or any financial information or earnings guidance provided to analysts and rating agencies prior to the release of the information. In that connection, the Committee shall discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

                      Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

                      At least every five years, require the rotation of the independent auditor's lead audit partner and reviewing audit partner, and consider the costs and benefits of switching to another firm of independent auditors.

                      Review, on an ongoing basis, compliance with the statutory ban on the independent auditors' provision of non-audit services, except for the provision of tax advice and services pre-approved by the Committee.

                      Review analyses prepared by management and the independent auditors of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including the selection, application and disclosure of critical accounting policies and analyses of the effect of alternative financial and accounting assumptions, estimates or methods on the Company's financial statements.

                      Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated or, if implicated, the ramifications thereof and the remedial action required.

                      Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any complaints or published reports which raise material issues regarding the Company's financial statements, accounting policies or audit procedures.

         Internal Audit Department (Optional)
         ------------------------------------

         Review the budget, plan, changes in plan, activities, organizational structure and qualifications of the internal audit department, as needed.

         Review the appointment, performance and replacement of the senior internal audit executive.

         Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

         On at least an annual basis, review with the Company's counsel and Compliance Committee of the Board of Directors, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

         Outside Advisors
         ----------------

         The Committee shall have the authority to engage its own outside advisors, including experts in particular areas of accounting, as it determines necessary apart from counsel or advisors hired by management, especially when potential conflicts of interest with management may be apparent.

         Monitoring and Public Reporting Responsibilities
         ------------------------------------------------

         Causing to be maintained an anonymous hotline for reporting violations of law or Company policy to the Committee.

         Reporting on behalf of the Company to the SEC any information the Committee believes that the Company has a duty to so disclose and has not disclosed theretofore.


Limits of Duties

         While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations plan or to conduct audits. These are the respective responsibilities of management and the independent auditor.

                                   APPENDIX B

                      CHARTER OF THE COMPENSATION COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                           HIENERGY TECHNOLOGIES, INC.


I.       Composition and Membership

         The Compensation Committee (the "Committee") will be comprised of one or more members of the Board of Directors (the "Board") of HiEnergy Technologies, Inc. (the "Company") and shall be appointed for such term or terms as the Board may determine and may be replaced by the Board, at its discretion. One of the Committee members shall be appointed Chairman of the Committee by the Board or, absent such appointment, by majority vote of the Committee members present at the meeting. All Committee members shall be "independent" to the extent required by U.S. Federal Law or applicable regulations and within the meaning of Rule 16b-3 promulgated by the SEC under the Securities Exchange Act of 1934 and Section 162(m) of the Internal Revenue Code.

II.      General Functions

         The Committee shall have and may exercise on behalf of the Board the following powers, subject, however, to other limitations of authority listed below under Article VI or as specified by the Board from time to time:

         A.       Approval  of  all   compensation   arrangements   relating  to
                  Executive Officers.

         B. Make recommendations to the Board with respect to the Company's incentive compensation plans and equity based compensation plans and all compensation arrangements of the Board and Board committee members.

         C. Assure that the Company's compensation policies are designed to allow the Company to recruit and retain superior talent and create a direct relationship between pay and benefit levels and performance.

         D. Assure that the compensation payable to the Company's executives provides overall competitive pay and benefit levels, creates proper incentives to enhance the value of the Company and rewards superior performance.

         E.       Produce  an  annual  report  on  executive   compensation  for
                  inclusion in the Company's proxy statement.

III.     Procedures and Meetings

         The Committee shall meet at least four times annually, or more frequently as circumstances require. The Committee Chairman shall prepare and/or approve an agenda in advance of each meeting and, whenever reasonably practicable, circulate the agenda to each member prior to the meeting date. Every notice or facsimile or copy thereof that may be given by the Committee to its members or other Board members electronically, whether by telephone, email, telegram, fax, or otherwise, shall be deemed as effectively given as a written notice with an original signature.

         A majority of the then-acting members of the Committee shall constitute a quorum. A majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee. The Chairman shall preside, when present, at all meetings of the Committee.

         The Committee is empowered to adopt its own rules of procedure which shall not be inconsistent with the Bylaws of the Company or resolutions of the Board. The Committee may set a schedule for regular meetings and special meetings as the Chairman or Committee may deem necessary.

         The President, the Chairman of the Board and the Chairman of any other committee of the Board, if not otherwise attending as a member of the Committee, may attend open sessions of meetings of the Committee, as determined by the Committee Chairman, and non-members shall have no voting rights in such Committee meetings.

         A Committee Secretary may be appointed by the Board or, absent such appointment, by the Committee; and such Committee Secretary may attend meetings of the Committee in the discretion of the Committee Chairman and may perform such administrative tasks on behalf of the Committee as may be delegated to such Committee Secretary by the Committee Chairman, including the development of Committee meeting agendas, preparation of Committee minutes and distribution of such minutes to the Committee and the Board. The Committee Secretary need not be a member of the Committee, and appointment to such post shall not serve to make the individual a member of the Committee, or grant a right to vote in Committee actions to the individual, or make the individual an executive officer of the Company. The post of Committee Secretary shall be a subordinate officer under the Bylaws.

         The Committee may meet by telephone or video conference and may take action by unanimous written consent. On all procedural matters not specifically addressed in this Charter, the provisions of the Bylaws of the Company relating to actions by the Board shall apply to the Committee.

IV.      Communication with Management

         It shall be the  responsibility  of the Committee  Chairman to keep the
President  and/or  the  Board  informed   promptly  of  the   deliberations  and
conclusions of the Committee to the extent appropriate.

V.       Minutes and Reports

         Minutes of each Committee meeting shall be kept and, promptly after being finalized and executed by the Committee Chairman and Committee Secretary, distributed to each member of the Board and to the Corporate Secretary. This provision shall not require distribution of preliminary drafts or information given consideration by the Committee unless included in the final minutes. The Chairman of the Committee shall report at each meeting of the Board on any actions taken by the Committee subsequent to the most recent meeting of the Board and, if deemed necessary or advisable, to seek the approval and/or ratification of the full Board to such actions taken by the Committee.

VI.      Authority and Responsibilities.

         A. Compensation Policies. Review, evaluate and make recommendations to the Board with respect to management's proposals regarding the Company's overall compensation policies.

         B. Chief Executive Officer ("CEO") Compensation and Goals. Consider and approve goals and objectives relevant to the CEO's compensation, evaluate the CEO's performance in light of those goals and objectives, and set the CEO's compensation level (including, but not limited to, salary, long and short-term incentive plans, retirement plans, deferred compensation plans, equity award plans, change in control or other severance plans, as the Committee deems appropriate) based on this evaluation. In determining the long-term incentive component of CEO compensation, the Committee should consider the Company's performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the Company's CEO in past years.

         C. Executive Officers. Consider and approve or make recommendations to the Board regarding the remuneration arrangements for other executive officers and establish, review and approve compensation plans in which any executive officer is eligible to participate. Such remuneration arrangements can include long and short-term incentive plans, retirement plans, deferred compensation plans, equity award plans, change in control or other severance plans, as the Committee deems appropriate.

         D. Other Senior Officers and Key Employees. Receive from the CEO and his staff the performance target goals for the senior officers and key employees and evaluate those targets. Receive and review periodic reports from the CEO as to the performance and compensation of such senior officers and key employees.

         E. Incentive Compensation Plans. Make recommendations to the Board with respect to the Company's incentive compensation plans and equity based compensation plans.

         F. Option Grants. Consider or approve or make recommendations to the Board concerning stock option grants to key employees, officers and consultants of the Company. Make recommendations to the Board concerning stock option grants to directors of the Company. Determine and approve the number of shares to be covered by each option, whether the option will be an incentive stock option or a non-qualified stock option, the vesting schedules and the type of consideration to be paid to the Company upon exercise and other terms, all consistent with the terms and conditions of the relevant plan and act as administrator of such plans.

         G. Overall Review of Plans. Except as otherwise determined by the Board, review all compensation plans of the Company in light of Company and plan objectives, needs, current benefit levels and legal requirements.

         H.       Board.   Evaluate  and  make   recommendations  to  the  Board
                  concerning the compensation for the Board and committee members taking into consideration similar incentive awards at comparable companies.

         I. Investigations. Investigate any matter brought to its attention within the scope of its duties with the power to retain outside counsel or compensation consultants, for this purpose if in its judgment that is appropriate.

         J. Annual Report. Produce and sign an annual report on executive compensation for inclusion in the Company's proxy statement.

         The Committee may not undertake actions specifically reserved by law or in the Bylaws, to the Board itself, or if such actions are specifically prohibited from being delegated to a committee. The actions of the Committee shall be immediately effective to the full extent authorized by the Board and as permitted under the General Corporation Law of Delaware and the Bylaws of the Company.

                                   APPENDIX C



                           HiEnergy Technologies, Inc.
                            2003 STOCK INCENTIVE PLAN

This 2003 STOCK INCENTIVE PLAN (the "Plan") is hereby established by HIENERGY TECHNOLOGIES, INC., a Delaware corporation (the "Company"), as adopted by its Board of Directors as of April 28, 2003 (the "Effective Date").

1. PURPOSES OF THE PLAN.

The purposes of the Plan are (a) to enhance the Company's ability to attract and retain the services of qualified employees, officers and directors (including non-employee officers and directors), and consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company's business largely depends, and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

2. DEFINITIONS.

For purposes of this Plan, the following terms shall have the meanings indicated:

2.1. Administrator.

"Administrator" means the Board or, if the Board delegates responsibility for any matter to the Committee, the term Administrator shall mean the Committee.

2.2. Affiliated Company.

"Affiliated Company" means any "parent corporation" or "subsidiary corporation" of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively.

2.3. Board.

"Board" means the Board of Directors of the Company.

2.4. Change in Control.

"Change in Control" shall mean (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity immediately after such merger or consolidation; (iii) a reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company are transferred to or acquired by a person or persons different from the persons holding those securities immediately prior to such merger; (iv) the sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (v) the approval by the shareholders of a plan or proposal for the liquidation or dissolution of the Company.

2.5. Code.

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

2.6. Committee.

"Committee" means a committee of two or more members of the Board appointed to administer the Plan, as set forth in Section 7.1 hereof.

2.7. Common Stock.

"Common Stock" means the Common Stock, par value $0.001 per share, of the Company, subject to adjustment pursuant to Section 4.2 hereof.

2.8. Continuous Service. "Continuous Service" shall mean--

         (a) employment by either the Company or any parent or subsidiary corporation of the Company, or by a corporation or a parent or subsidiary of a corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies, which is uninterrupted except for vacations, illness (except for permanent disability, as defined in Section 22(e)(3) of the Code), or leaves of absence which are approved in writing by the Company or any of such other employer corporations, if applicable,

         (b) service as a member of the Board of Directors of the Company until Participant resigns, is removed from office, or Participant's term of office expires and he or she is not reelected, or

         (c) so long as Participant is engaged as a consultant or service provider to the Company or any corporation referred to in clause
              (a) above, or

         (d)  so long as Participant is granted and continues to hold the status
              of  a  "friend  of  the   Company"   pursuant  to  action  by  the
              Administrator or the Board.

2.9. Disability.

"Disability" means permanent and total disability as defined in Section 22(e)(3) of the Code. The Administrator's determination of a Disability or the absence thereof shall be conclusive and binding on all interested parties.

2.10. Effective Date.

"Effective Date" means the date on which the Plan is adopted by the Board, as set forth on the first page hereof.

2.11. Exercise Price.

"Exercise Price" means the purchase price per share of Common Stock payable upon exercise of an Option.

2.12. Fair Market Value.

"Fair Market Value" on any given date means the value of one share of Common Stock, determined as follows:

         (a) If the Common Stock is then listed or admitted to trading on the Nasdaq Stock Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation as so reported by the principal system or exchange on which the Common Stock is traded, or, if no closing sale price is reported on such day, then the Fair Market Value shall be the closing sale price of the Common Stock as so reported on the next preceding day on which a closing sale price is reported.

         (b) If the Common Stock is not then listed or admitted to trading on the Nasdaq Stock Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the reported closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.

         (c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested parties.

2.13. Hostile Takeover.

"Hostile Takeover" shall mean either of the following events effecting a change in control or ownership of the Company:

         (a) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders which the Board does not recommend such shareholders to accept, or

         (b) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

2.14. Incentive Option.

"Incentive Option" means any Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

2.15. NASD Dealer.

"NASD Dealer" means a broker-dealer that is a member of the National Association of Securities Dealers, Inc.

2.16. Nonqualified Option.

"Nonqualified Option" means any Option that is not an Incentive Option. To the extent that any Option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, including, without limitation, for failure to meet the limitations applicable to a 10% Shareholder or because it exceeds the annual limit provided for in Section 5.6 below, it shall to that extent constitute a Nonqualified Option.

2.17. Offeree.

"Offeree" means a Participant to whom a Right to Purchase has been offered or who has acquired Restricted Stock under the Plan.

2.18. Option.

"Option" means any option to purchase Common Stock granted pursuant to the Plan.

2.19. Option Agreement.

"Option Agreement" means the written agreement entered into between the Company and the Optionee with respect to an Option granted under the Plan.

2.20. Optionee.

"Optionee" means a Participant who holds an Option.

2.21. Participant.

"Participant" means an individual or entity who holds an Option, a Right to Purchase or Restricted Stock under the Plan.

2.22. Purchase Price.

"Purchase Price" means the purchase price per share of Restricted Stock payable upon acceptance of a Right to Purchase.

2.23. Restricted Stock.

"Restricted Stock" means shares of Common Stock issued, subject to any restrictions and conditions as are established, pursuant to Section 6.

2.24. Restricted Stock Purchase Agreement.

"Restricted Stock Purchase Agreement" means the written agreement entered into between the Company and the Offeree with respect to a Right to Purchase offered under the Plan.

2.25. Right to Purchase.

"Right to Purchase" means a right to purchase Restricted Stock granted to an Offeree pursuant to Section 6 hereof.

2.26. Service Provider.

"Service Provider" means a consultant or other person or entity who provides advice or other services to the Company or an Affiliated Company and who the Administrator authorizes to become a Participant in the Plan.

2.27. 10% Shareholder.

"10% Shareholder" means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliated Company.

2.28. Vest.

The terms "vest" and "vested" shall mean (a) with respect to an Option, the Option becoming exercisable with respect to one or more shares of Common Stock pursuant to the terms of the applicable Option Agreement, or (b) with respect to shares of Restricted Stock or shares of Common Stock acquired upon exercise of an Option, the shares becoming no longer subject to a right of the Company to repurchase the shares for less than Fair Market Value pursuant to the terms of the applicable Restricted Stock Purchase Agreement or Option Agreement.

3. ELIGIBILITY.

3.1. Incentive Options.

Officers and other key employees of the Company or of an Affiliated Company (including members of the Board if they are employees of the Company or of an Affiliated Company) are eligible to receive Incentive Options under the Plan.

3.2. Nonqualified Options and Rights to Purchase.

Officers and other key employees of the Company or of an Affiliated Company, members of the Board (whether or not employed by the Company or an Affiliated Company), and Service Providers are eligible to receive Nonqualified Options or Rights to Purchase under the Plan.

3.3. Limitation on Shares.

In no event shall any Participant be granted Options or Rights to Purchase in any one calendar year pursuant to which more than 500,000 shares of Common Stock may be acquired.

4. PLAN SHARES.

4.1. Shares Subject to the Plan.

A total of 2,000,000 shares of Common Stock may be issued under the Plan (and any sub-plan or other plan whose reserved shares are at a future date taken from the reserve under this plan, aggregately), subject to adjustment as to the number and kind of shares pursuant to Section 4.2 hereof. For purposes of this limitation, in the event that

         (a) all or any portion of any Option or Right to Purchase granted or offered under the Plan can no longer under any circumstances be exercised, or

         (b) any shares of Common Stock are reacquired by the Company pursuant to an Option Agreement or Restricted Stock Purchase Agreement, the shares of Common Stock allocable to the unexercised portion of such Option or such Right to Purchase, or the shares so reacquired, shall again be available for grant or issuance under the Plan.

4.2. Changes in Capital Structure.

If the then outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, combination of shares, reclassification, stock dividend, or other similar change in the capital structure of the Company, then appropriate adjustments shall be made by the Administrator to the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding Option Agreements, Rights to Purchase and Restricted Stock Purchase Agreements in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

5. OPTIONS.

5.1. Option Agreement.

Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement which shall specify the number of shares subject thereto, the Exercise Price per share, and whether the Option is an Incentive Option or Nonqualified Option. As soon as is practical following the grant of an Option, an Option Agreement shall be duly executed and delivered by or on behalf of the Company to the Optionee to whom such Option was granted. Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable, including, without limitation, the imposition of any rights of first refusal and resale obligations upon any shares of Common Stock acquired pursuant to an Option Agreement. Each Option Agreement may be different from each other Option Agreement.

5.2. Exercise Price.

The Exercise Price per share of Common Stock covered by each Option shall be determined by the Administrator, subject to the following:

         (a) the Exercise Price of an Incentive Option shall not be less than 100% of Fair Market Value on the date the Incentive Option is granted,

         (b) the Exercise Price of a Nonqualified Option shall not be less than 85% of Fair Market Value on the date the Nonqualified Option is granted (or 100% as to a Nonqualified Option granted to a 10% Holder"), and

         (c) if the person to whom an Incentive Option is granted is a 10% Shareholder on the date of grant, the Exercise Price shall not be less than 110% of Fair Market Value on the date the Option is granted.

5.3. Payment of Exercise Price.

Payment of the Exercise Price shall be made upon exercise of an Option and may be made, in the discretion of the Administrator, subject to any legal restrictions, by--

         (a)      cash;

         (b) check (considered payment only when honored by the bank against which it is drawn upon first presentment);

         (c) the surrender of shares of Common Stock owned by the Optionee that have been held by the Optionee for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise;

         (d) the Optionee's promissory note in a form and on terms acceptable to the Administrator;

         (e) the cancellation of indebtedness of the Company to the Optionee;

         (f) the waiver of compensation due or accrued to the Optionee for services rendered;

         (g) provided that a public market for the Common Stock exists, a "same day sale" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company;

         (h) provided that a public market for the Common Stock exists, a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or

         (i) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

5.4. Term and Termination of Options.

The term and provisions for termination of each Option shall be as fixed by the Administrator, but no Option may be exercisable more than ten (10) years after the date it is granted. An Incentive Option granted to a person who is a 10% Shareholder on the date of grant shall not be exercisable more than five (5) years after the date it is granted.

5.5. Vesting and Exercise of Options.

Each Option shall vest and become exercisable in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives, as shall be determined by the Administrator and set forth in an Option Agreement; provided, however that Options granted to employees who are not officers, directors or Service Providers shall vest and become exercisable in installments at a minimum rate of 20% per year over a period of five (5) years from the date the Option is granted.

5.6. Annual Limit on Incentive Options.

To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock shall not, with respect to which Incentive Options granted under this Plan and any other plan of the Company or any Affiliated Company become exercisable for the first time by an Optionee during any calendar year, exceed $100,000. To the extent such dollar limitation is exceeded, the excess portion of such Option shall be exercisable as a Nonqualified Option under the Federal tax laws.

5.7. Limited Transferability.

No Incentive Option or Nonqualified Option shall be assignable or transferable except by will or the laws of descent and distribution, and during the life of the Optionee shall be exercisable only by such Optionee. Notwithstanding the foregoing, shares purchased upon exercise of Options may be transferred or assigned in whole or in part during the Optionee's lifetime, provided that the transferee agrees to be bound by the same transfer restrictions applicable to the Participant, either (a) in connection with the Optionee's estate plan to one or more members of the Optionee's immediate family, including any parent, descendant, spouse, brother, sister, grandparent, grandchild, dependent, or member of their immediate families, or to a trust established exclusively for one or more such persons, or (b) in a transfer described in Section 1041(a) of the Code between spouses or incident to divorce. The terms applicable to the assigned portion of the shares shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. In the event that applicable tax law and Section 25102(o) of the California Corporate Securities Law of 1968 permit transferability of Options in any particular case, then with the consent of the Administrator in such case, an Option may be transferred consistent with restrictions under law and subject to any terms or restrictions imposed by the Administrator.

5.8. No Rights as Shareholder.

An Optionee or permitted transferee of an Option shall have no rights or privileges as a shareholder with respect to any shares covered by an Option until such Option has been duly exercised and certificates representing shares purchased upon such exercise have been issued to such person.

5.9. Company's Repurchase Rights.

In the event of termination of a Participant's Continuous Service for any reason whatsoever (including death or disability), the Option Agreement may provide, in the discretion of the Administrator or upon events specified in the discretion of the Administrator, that the Company, or its assignee, shall have the right, exercisable at the discretion of the Administrator, to repurchase shares of Common Stock acquired pursuant to the exercise of an Option at any time, at any price, and on any terms as set forth in the Option Agreement evidencing such Options.

5.10. Other Restrictions on Underlying Shares of Common Stock.

Shares of Common Stock issued pursuant to the exercise of an Option may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Option Agreement.

6. RIGHTS TO PURCHASE.

6.1. Nature of Right to Purchase.

A Right to Purchase granted to an Offeree entitles the Offeree to purchase, for a Purchase Price determined by the Administrator, shares of Common Stock subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"). Such conditions may include, but are not limited to, Continuous Service or the achievement of specified performance goals or objectives. The Administrator shall have the discretion to grant options, or amend outstanding options, such that the unvested portion of options is exercisable for Restricted Stock.

6.2. Acceptance of Right to Purchase.

An Offeree shall have no rights with respect to the Restricted Stock subject to a Right to Purchase unless the Offeree shall have accepted the Right to Purchase within ten (10) days (or such longer or shorter period as the Administrator may specify) following the grant of the Right to Purchase by making payment of the full Purchase Price to the Company in the manner set forth in Section 6.3 hereof and by executing and delivering to the Company a Restricted Stock Purchase Agreement. Each Restricted Stock Purchase Agreement shall be in such form, and shall set forth the Purchase Price and such other terms, conditions and restrictions of the Restricted Stock, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable. Each Restricted Stock Purchase Agreement may be different from each other Restricted Stock Purchase Agreement.

6.3. Payment of Purchase Price.

Subject to any legal restrictions, payment of the Purchase Price upon acceptance of a Right to Purchase Restricted Stock may be made, in the discretion of the Administrator, by--

          (a)  cash;

          (b) check (considered payment only when honored by the bank against which it is drawn upon first presentment);

          (c) the surrender of shares of Common Stock owned by the Offeree that have been held by the Offeree for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise;

          (d) the Offeree's promissory note in a form and on terms acceptable to the Administrator;

          (e)  the cancellation of indebtedness of the Company to the Offeree;

          (f) the waiver of compensation due or accrued to the Offeree for services rendered; or

          (g) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

6.4. Rights as a Shareholder.

Upon complying with the provisions of Section 6.2 hereof, an Offeree shall have the rights of a shareholder with respect to the Restricted Stock purchased pursuant to the Right to Purchase, including voting and dividend rights, subject to the terms, restrictions and conditions as are set forth in the Restricted Stock Purchase Agreement. Unless the Administrator shall determine otherwise, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company in accordance with the terms of the Restricted Stock Purchase Agreement until such shares have vested.

6.5. Restrictions.

Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Restricted Stock Purchase Agreement or by the Administrator. In the event of termination of a Participant's employment, service as a director of the Company or Service Provider status for any reason whatsoever (including death or disability), the Restricted Stock Purchase Agreement may provide, in the discretion of the Administrator, that the Company shall have the right, exercisable at the discretion of the Administrator or upon events specified in the discretion of the Administrator, to repurchase

         (i) at the original Purchase Price, any shares of Restricted Stock which have not vested as of the date of termination, and

         (ii) at Fair Market Value (or at the original Purchase Price in specified events), any shares of Restricted Stock which have vested as of such date, on such terms as may be provided in the Restricted Stock Purchase Agreement;

provided that, for Restricted Stock granted to employees who are not officers, directors or Service Providers, the Company's Repurchase Right at the original purchase price lapses at a minimum rate of 20% per year over a period of five
(5) years from the date the Right to Purchase was granted.

6.6. Vesting of Restricted Stock.

Each Restricted Stock Purchase Agreement shall specify the date or dates, the performance goals or objectives which must be achieved, and any other conditions on which the Restricted Stock may vest, as may be established in the discretion of the Administrator.

6.7. Dividends.

If payment for shares of Restricted Stock is made by promissory note, any cash dividends paid with respect to the Restricted Stock may be applied, in the discretion of the Administrator, to repayment of such note.

6.8. Limited Assignability of Rights.

No Right to Purchase shall be assignable or transferable except by will or the laws of descent and distribution. Restricted Stock may, in connection with the Participant's estate plan, be assigned in whole or in part during the Participant's lifetime to one or more members of the Participant's immediate family, , including any parent, descendant, spouse, brother, sister, grandparent, grandchild, dependent, or member of their immediate families, or to a trust established exclusively for one or more such persons, or to a trust established exclusively for one or more such family members. The terms applicable to the assigned portion shall be the same as those in effect for the Restricted Stock immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. In the event that applicable tax law and Section 25102(o) of the California Corporate Securities Law of 1968 permit transferability of Restricted Stock in any other particular case, then with the consent of the Administrator in such case, Restricted Stock may be transferred consistent with restrictions under law and subject to any terms or restrictions imposed by the Administrator.

7. ADMINISTRATION OF THE PLAN.

7.1. Administrator.

Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee consisting of two (2) or more members of the Board (the "Committee"). Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. As used herein, the term
"Administrator" means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

7.2. Powers of the Administrator.

In addition to any other powers or authority conferred upon the Administrator elsewhere in the Plan or by applicable law, the Administrator shall have full power and authority, at any time and from time to time, in any or each particular instance or circumstance, as to each Option Agreement or Restricted Stock Purchase Agreement, Optionee or Purchaser, independently of any other or others, as determined in any or each instance in the sole and absolute discretion of the Administrator:

          (a) to determine the persons to whom, and the time or times at which, Incentive Options or Nonqualified Options shall be granted and Rights to Purchase shall be offered, the number of shares to be represented by each Option and Right to Purchase and the consideration to be received by the Company upon the exercise thereof;

          (b)  to interpret the Plan;

          (c) to create, amend or rescind rules and regulations relating to the Plan;

          (d) to determine the terms, conditions and restrictions contained in, and the form of, any or all Option Agreements and Restricted Stock Purchase Agreements;

         (e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant's rights under any Option or Right to Purchase under the Plan;

         (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement or Restricted Stock Purchase Agreement;

         (g) to extend the exercise date or any relevant date of any Option or acceptance date or other relevant date of any Right to Purchase, or to waive any other right of the Company to insist on prompt performance;

         (h) to provide for any rights of first refusal and/or any repurchase rights and the terms, provisions and conditions thereof, if any, and their performance, waiver, modification or termination, or any of the above in combination;

         (i) to effect, with the consent of the affected Participant or pursuant to the terms of the Plan, the cancellation of any or all outstanding Options and to grant, in respect of any or all thereof in substitution, new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value on the new grant date with any or all adjustments thereto, in either case in any such manner as the Adminstrator deems to be reasonable, equitable , appropriate or advisable;

         (i) to amend any outstanding Option Agreements and any outstanding Restricted Stock Purchase Agreements, and by way of example but not limitation to provide for, among other things, any change or modification to a provision thereof which the Administrator could have provided for upon the grant of an Option or Right to Purchase or upon the issuance of Restricted Stock or could have otherwise done in furtherance of the powers or discretion provided for herein; and

         (j) to make all other determinations and take all other actions, or refrain therefrom, as considered necessary or advisable for the administration of the Plan, or the performance of its terms in the name of the Company or its successors, but only to the extent not contrary to the express provisions of the Plan, in the sole and absolute discretion of the Administrator.

Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the Plan shall be final and binding on the Company and all Participants. Notwithstanding anything to the contrary, the Administrator's discretion under this Plan extends to and includes the authorization to deal with any one or more individual Option Agreements or individual Restricted Stock Purchase Agreements independently of any or all others then outstanding under the Plan in the discretion of the Administrator, and such authority and discretion are not intended to be limited by, and there is no actual or implied requirement of, consistency among various Option Agreements or Restricted Stock Purchase Agreements, respectively, under any circumstances.

7.3.     Limitation on Liability.

No employee of the Company or member of the Board or Committee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any employee of the Company with duties under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person's conduct in the performance of duties under the Plan.

8. MERGERS AND OTHER REORGANIZATIONS.

8.1. Mergers and Other Reorganizations.

An Option Agreement or Restricted Stock Purchase Agreement may make provision for what, if anything, shall happen in the event that the Company at any time proposes to enter into any transaction approved by the Board to dissolve, liquidate, sell substantially all of its assets, merge or consolidate, acquire property or shares, separate or reorganize, with any other entity or entities, corporate or otherwise, as a result of which either the Company is not the surviving corporation or the Company is the surviving corporation. The Plan and outstanding Options, Rights of Purchase, and Restricted Stock shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

8.2. Change in Control.

An Option Agreement or Restricted Stock Purchase Agreement may make provision for what, if anything, shall happen to the terms of any or every outstanding Option Agreement or Restricted Stock Purchase Agreement in the event that the Company at any time proposes to enter into any transaction that results in a Change of Control.

8.3. Hostile Takeover.

The Administrator shall have the discretionary authority to structure Option Agreements and Restricted Stock Purchase Agreements such that the Company's Repurchase Rights shall terminate and such shares shall vest automatically upon the consummation of a Hostile Take-Over, to condition the automatic acceleration of one or more Options and the termination of one or more of the Company's
Repurchase   Rights  under  Restricted   Stock  Purchase   Agreements  upon  the
involuntary termination of the Participant's Continuous Service within a designated period (not to exceed eighteen (18) months) following the effective date of a Hostile Take-Over, and to make provision that each Option so accelerated shall remain exercisable for fully-vested shares until a date not later than the expiration of the option term.

9. AMENDMENT AND TERMINATION OF THE PLAN.

9.1. Amendments.

The Board shall have full power and authority (subject to certain amendments requiring shareholder approval pursuant to applicable laws or regulations) from time to time to alter, amend, suspend or terminate the Plan in any or all respects as the Board may deem advisable. No such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any Participant under an outstanding Option Agreement or Restricted Stock Purchase Agreement without such Participant's consent. The
Board may alter or amend the Plan to comply with requirements under the Code relating to Incentive Options or other types of options which give Optionees more favorable tax treatment than that applicable to Options granted under this Plan. Upon any such alteration or amendment, any outstanding Option granted hereunder may, if the Administrator so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to an Optionee pursuant to such terms and conditions.

9.2. Plan Termination.

Unless the Plan shall theretofore have been terminated, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date and no Options or Rights to Purchase may be granted under the Plan thereafter, but Option Agreements, Restricted Stock Purchase Agreements and Rights to Purchase then outstanding shall continue in effect in accordance with their respective terms.

10. CANCELLATION & RESCISSION

10.1. Non-Competition.

Unless a particular Option Agreement or a particular Restricted Stock Purchase Agreement specifies otherwise, the Administrator may cancel, rescind, suspend, withhold or otherwise limit or restrict any Options or Common Stock at any time if the Participant engages in any "Adverse Activity." For purposes of this
Section 10, "Adverse Activity" shall include: (i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company's business, without prior written authorization from the Company, of any confidential information or material relating to the business of the Company, acquired by the Participant either during or after employment with the Company;
(iii) the failure or refusal to disclose promptly and to assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company; (iv) activity that results in termination of Participant's Continuous Service for "cause," defined here to mean those acts identified in Section 2924 of the California Labor Code; (v) any material violation of any terms or provisions of this Agreement; or (vi) any attempt directly or indirectly to induce any employee of the Company to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company.

10.2     Agreement Upon Exercise.

In the event a  Participant  fails to comply with the  provisions  of paragraphs
(i)-(vi) of Section 10.1 prior to, or during the six (6) months after, any exercise pursuant to an Option Agreement or a purchase pursuant to a Restricted Stock Purchase Agreement, such exercise or purchase may be rescinded at the Company's sole election within two years thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the disposition of Options or Common Stock acquired pursuant to such exercise or purchase, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.


11. TAX WITHHOLDING.

The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable U.S. federal, state, or local tax withholding requirements with respect to any Options exercised or Restricted Stock issued under the Plan. The Company's obligation to deliver shares of Common Stock upon the exercise of Options or the issuance or vesting of Common Stock under the Plan shall be subject to the satisfaction of all applicable U.S. federal, state and local income and employment tax withholding requirements. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such tax, in whole or in part, up to an amount determined on the basis of the highest marginal tax rate applicable to such Participant, by--

          (a) directing the Company to apply shares of Common Stock to which the Participant is entitled as a result of the exercise of an Option or as a result of the purchase of or lapse of restrictions on Restricted Stock or

          (b) delivering to the Company shares of Common Stock owned by the Participant. The shares of Common Stock so applied or delivered in satisfaction of the Participant's tax withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

12. MISCELLANEOUS.

12.1. Benefits Not Alienable.

Other than as provided above, benefits under the Plan may not be transferred, assigned or alienated, whether voluntarily or involuntarily or by operation of law. Any unauthorized attempt at assignment, transfer, pledge or other disposition shall be void and without force or effect whatsoever.

12.2. No Creation or Enlargement of Participant's Rights to Continue in any Capacity.

This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant for, or to be consideration for, or an inducement to, or a condition of, the continuation of any Participant's services to the Company in any capacity. Nothing contained in the Plan shall be deemed to give the right to any Participant to be retained in the service of the Company or any Affiliated Company or to interfere with the right of the Company or any Affiliated Company (which rights are hereby expressly reserved by each) to discharge or discontinue the services of any Participant at any time for any reason, with or without cause.

12.3. Application of Funds.

The proceeds received by the Company from the sale of Common Stock pursuant to Option Agreements and Restricted Stock Purchase Agreements, except as otherwise provided herein, will be used for general corporate purposes.

12.4. Annual and Other Periodic Reports.

The Company shall make available to Participants or cause to be made available to Participants, either electronically or in the form of paper copies, all annual and other periodic financial and informational reports that the Company distributes generally to its shareholders, except if Participants are key employees with duties that assure the equivalent access to information.

12.5. Action to Enforce

In the event that a Participant brings an action to enforce the terms of the Plan or any Option Agreement or Restricted Stock Purchase Agreement and the Company prevails, the Participant shall pay all costs and expenses incurred by the Company in connection with that action, including reasonable attorney's fees and costs, including reasonable attorney's fees and costs incurred by the Company in connection with collection.

12.6. Severability and Interpretation

If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Option Agreement or Restricted Stock Purchase Agreement under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Administrator, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

12.7. Governing Law

The Plan and each Option Agreement or Restricted Stock Purchase Agreement shall be governed by the laws of the State of California, excluding any conflicts of law or choice of law rule or principle that might otherwise refer construction and interpretation of the plan and such agreements to the substantive law of another jurisdiction. Unless otherwise provided in the Option Agreement or Restricted Stock Purchase Agreement, Participants are deemed to submit to the exclusive jurisdiction and venue of federal or state courts of Orange County, California, to resolve any and all issues that may arise out of or relate to the Plan or any Option Agreement or Restricted Stock Purchase Agreement.

12.8. Effective Date

The Plan shall become effective on the Effective Date.